SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) October 20, 1999

                                              -----------------
                   PRINCETON VIDEO IMAGE, INC.
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       (Exact Name of Registrant as Specified in Charter)


       New Jersey           000-23415             22-3062052
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(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)



15 Princess Road, Lawrenceville, New Jersey             08648
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code (609) 912-9400
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  (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

     On October 22, 1999 the Registrant issued the following press release relating to a private placement of the Registrant's securities on October 20, 1999:

             "PRINCETON VIDEO IMAGE INC. COMPLETES
               PRIVATE PLACEMENT OF COMMON STOCK

     "LAWRENCEVILLE, N.J.--Oct. 22, 1999--Princeton Video Image, Inc. (NASDAQ: PVII; http://www.pvi-inc.com) announced that the Company has completed a private placement of approximately 1.6 million shares of its common stock at a purchase price of $5.50 per share.

     "Proceeds from the transaction will allow the Company to continue to execute its business plan of growth and expansion in the virtual advertising marketplace.

     "The securities offered in this transaction have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under the Act or an applicable exemption therefrom. This communication shall not constitute an offer to sell or the solicitation of an offer to buy Common Stock of Princeton Video Image, Inc.

     "Princeton Video Image, Inc. has developed and is marketing a real-time video insertion system that, through patented pattern recognition technology, places computer-generated electronic images into television broadcasts of sporting events as well as other programming. These electronic images range from simple corporate names and logos to sophisticated 3-D images and animated effects. In virtual advertising, broadcasters insert advertising messages into telecasts so that the ads appear as part of the live stadium scene. PVI has provided video insertion services for over 1,200 live telecasts worldwide, including broadcasts of Major League Baseball, National League Football, professional soccer, motorsports, and other live events. The Company is headquartered in Lawrenceville, New Jersey, with offices in New York City and Brussels, with licensees' offices in Mexico City, Johannesburg and Madrid.

     "Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to market acceptance, dependence on strategic partners and third party sales, contractual restraints on use of PVI's technology, a rapidly changing commercial and technological environment, competition, possible adverse regulations, need for additional financing, intellectual property rights and litigation, and other risks identified in PVI's filings with the Securities and Exchange Commission. Actual results, events or performance may differ materially. PVI undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

                            #  #  #"

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Princeton Video Image, Inc.


                              By:   /s/ Brown F Williams
                                  ------------------------------
                                  Brown F Williams,
                                  Chairman of the Board



Date: October 29, 1999